UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)                                                                                     January 28, 2010

MOBILE DATA CORP.
(Exact name of registrant as specified in its chapter)

Nevada	000-52958	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2033 Gateway Place, 5th Floor, San Jose, California		95110
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (206) 338-2649

Endeavor Explorations Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2010, Belkis Jimenez Rivero  resigned as the President and the Chief Executive Officer of Mobile.

Also, on January 25, 2010, Steven Cozine consented to and was appointed the President and Chief Executive Officer of Mobile by the board of directors.  Mr. Cozine also consented to and was appointed as an additional director of Mobile by the Board of Directors on the same day.

Steven Cozine (45 years old) has been a director, and the President and Chief Executive Officer of Mobile since January 2010.  Mr. Cozine has been the CFO and a director of Madison Explorations, Inc, since June 2007.    From February 2005 to March 2007 Mr. Cozine served as the primary officer and director of Zandaria Ventures Inc., a U.S. reporting public company.  From May 1993 to August 1999 Mr. Cozine was a director of Kelso Technologies, Inc., (a British Columbia reporting company), which he rejoined in Fall 2006 as a Vice President.  Mr. Cozine has over 18 years of experience as a director and officer of publicly listed companies, serving in the both product development, marketing, and corporate communications roles.  Since 2001, Mr. Cozine has been an independent consultant working with public companies.  Mr. Cozine intends to devote approximately 15% of his business time to the affairs of Mobile.

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Mr. Cozine does not hold a directorship in any other reporting company, with the exception of Madison Explorations, Inc., in which Mr. Cozine is a director and officer.

There is no family relationship among the directors or officers.

During the last two years, there has been no transaction or proposed transaction that Mobile was or is a party to in which Mr. Cozine had or is to have a direct or indirect material interest.

Item 8.01.  Other Events.

On January 25, 2010, Mobile issued a press release announcing the appointment of Steven Cozine as the new CEO and President.  A copy of this press release is attached as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description
99.1	Press release dated January 25, 2010 announcing the appointment of the new CEO and President.	Included

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Mobile Data Corp. has caused this report to be signed on its behalf by the undersigned duly authorized person.

MOBILE DATA CORP.

Dated:  January 27, 2010                                                                           By:   /s/ Steven Cozine
Steven Cozine – Director and CEO

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Exhibit 99.1

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OTC:BB Symbol:  MBYL

PRESS RELEASEJanuary 25, 2010
Mobile Data Corp. Launches Corporate Website, and Announces Plans for its MDC GPS Flagship Application to Target the Growing Market in Smartphone’s

January 25, 2010 San Jose, CA Mobile Data Corp.  (OTCBB: MBYL) is pleased to announce that Mobile has launched its new website at www.mobiledatacorp.com and is preparing to debut its software application technology to the marketplace.

The technology is a software application that will run in the background and collect and transmit location data to a server.  This information will be invaluable in numerous applications such as location monitoring of motor vehicles, children, and members of social networking groups.

Mobile Data Corp. ("MDC") is an independent software development company whose mandate is to provide solutions for telecommunications and computer convergence for the year 2010 and beyond.  In October 2009, MDC acquired the right to develop a leading edge Global Positioning System ("GPS") tracking technology for the latest generation of GPS enabled Smartphone’s. MDC has commenced research and development of the technology.  The technology is to be marketed under the name MDC-Tracker™.

MDC has initially targeted Research in Motion Limited's ("RIM") Storm 2 as the first device for its MDC-Tracker™ technology. MDC plans to expand support to more Smartphone’s including future RIM devices, the Apple iPhone and the Google Android.

The MDC-Tracker™ technology is being designed to enhance the underlying base services provided by the Smartphone manufacturer.  Software application programming interfaces (APIs) have been developed to allow third party developers to rapidly deploy many types of location based services in both Internet and stand alone modes.

MDC further announces that Mr. Steven Cozine has replaced Ms. Jimenez Rivero as the President and CEO effective January 25, 2010.

About Mobile Data Corp.

Mobile Data Corp. ("MDC") is an independent software developer whose mandate is to provide solutions for telecommunications and computer convergence, and to develop an interface for the use in the Smartphone market that provides the transference of any type of location based data and metadata.  It is Mobile Data Corp.'s mission to have firmware extensions available and added to every major Smartphone by the end of 2012.

On behalf of the Board of Directors,

  /s/ Belkis Jimenez Rivero

Belkis Jimenez Rivero
Director & CFO

Mobile Data Corp.
2033 Gateway Place
5th Floor
San Jose, California 95110

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Phone: 1 408 573 6000
Fax: 1 408 437 1201
email: mobiledatacorp@yahoo.com

Safe Harbor Statement

Forward-looking statements in this news release are made pursuant to the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995.  When used herein, words such as "intend" and similar expressions are intended to identify forward-looking statements.  Forward-looking statements are based on assumptions made by and information available to Mobile Data Corp.  Investors are cautioned that such forward-looking statements involve risks and uncertainties.  Important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements include, without limitation, continued acceptance of Mobile’s products, technological changes and the successful development of new products, dependence on third-party networks to provide services, dependence on intellectual property rights, increased levels of competition, possible product defects and product liability, changes in Canadian and foreign laws and regulations, significant fluctuations of quarterly operating results, risks related to international sales and potential foreign currency exchange fluctuations, the initiation or outcome of litigation, acts or potential acts of terrorism, international conflicts, and other risks and factors detailed from time to time in Mobile’s periodic reports filed with the United States Securities and Exchange Commission, and other regulatory authorities.  Should one or more of these risks or uncertainties materialize, or should any of Mobile’s underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on Mobile’s forward-looking statements. Except as required by law, Mobile disclaims any obligation to update or publicly announce any revisions to any of the forward-looking statements contained in this press release.  This communication to shareholders and the public contains certain forward-looking statements. Actual results may differ materially from those indicated by such statements.  All statements, other than statements of historical fact, included herein, including, without limitations statements regarding future production, are forward looking statements that involve various risks and uncertainties.  There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. No Stock Exchange has reviewed nor accepts responsibility for the adequacy or accuracy of this release.

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